UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7920

Western Asset High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2007

ITEM 1.                                                     REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset High Income Opportunity Fund Inc.

SEMI-ANNUAL
REPORT

MARCH 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset High Income Opportunity Fund Inc.

Semi-Annual Report • March 31, 2007

What’s
Inside	Letter from the Chairman	I

	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	18

	Statement of Operations	19

	Statements of Changes in Net Assets	20

	Financial Highlights	21

	Notes to Financial Statements	22

	Financial Data	28

	Dividend Reinvestment Plan	29

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

The U.S. economy expanded at a moderate pace during the six-month reporting period. After expanding 2.0% in the third quarter of 2006, gross domestic product (“GDP”)[i] increased 2.5% in the fourth quarter. The advance estimate for first quarter 2007 GDP growth was 1.3%. While consumer spending has remained fairly solid, the cooling housing market continued to negatively impact the economy.

After increasing the federal funds rateii to 5.25% in June 2006 — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii has held rates steady at its last six meetings. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “...The Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. Initially, yields fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Yields then fell sharply at the end of February 2007 as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the six months ended March 31, 2007, two-year Treasury yields fell from 4.71% to 4.58%. Over the same period, 10-year Treasury yields moved from 4.64% to 4.65%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 2.76%.

Strong demand from investors seeking incremental returns, strong corporate profits and low default rates helped high yield bonds generate solid results during the reporting

Western Asset High Income Opportunity Fund Inc.	I

period. During the six-month period ended March 31, 2007, the Citigroup High Yield Market Index[v] returned 6.96%.

Despite periods of weakness, emerging markets debt generated a positive return, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 6.32% during the reporting period. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Performance Review

For the six months ended March 31, 2007, the Western Asset High Income Opportunity Fund Inc. returned 7.78% based on its net asset value (“NAV”)vii and 12.45% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Citigroup High Yield Market Index, returned 6.96% and its Lipper High Current Yield Closed-End Funds Category Averageviii increased 6.60% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to common shareholders totaling $0.28 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2007 (unaudited)

Price Per Share	6-Month Total Return

$7.36 (NAV)	7.78%
$6.87 (Market Price)	12.45%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

II	Western Asset High Income Opportunity Fund Inc.

Special Shareholder Notices

Effective October 9, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund, under an additional sub-advisory agreement between Western Asset Management Company (“Western Asset”) and Western Asset Limited. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds, and endowment funds.

Prior to October 9, 2006, the Fund was known as High Income Opportunity Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the

Western Asset High Income Opportunity Fund Inc.	III

symbol “XHIOX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

April 30, 2007

IV            Western Asset High Income Opportunity Fund Inc.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. In addition, the Fund may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 10 funds in the Fund’s Lipper category.

Western Asset High Income Opportunity Fund Inc.	V

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	1

Schedule of Investments (March 31, 2007) (unaudited)

WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES — 92.1%
Aerospace & Defense — 1.8%
$995,000	B+	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$999,975
		DRS Technologies Inc., Senior Subordinated Notes:
850,000	B+	6.625% due 2/1/16	862,750
1,750,000	B	7.625% due 2/1/18	1,828,750
		Hawker Beechcraft Acquisition Co., Senior Notes:
1,950,000	B-	8.500% due 4/1/15 (a)	2,030,437
1,110,000	B-	8.875% due 4/1/15 (a)(b)	1,150,237
		L-3 Communications Corp., Senior Subordinated Notes:
700,000	BB+	7.625% due 6/15/12	724,500
1,460,000	BB+	5.875% due 1/15/15	1,425,325
570,000	BB+	6.375% due 10/15/15	567,863
		Total Aerospace & Defense	9,589,837
Airlines — 1.4%
		Continental Airlines Inc.:
1,010,000	CCC+	Notes, 8.750% due 12/1/11	994,850
322,948	B+	Pass-Through Certificates, Series 2000-2, Class C, 8.312% due 4/2/11	333,242
930,000	B+	Series C, 7.339% due 4/19/14	928,810
		United Airlines Inc., Pass-Through Certificates:
962,968	B	Series 2000-1, Class B, 8.030% due 7/1/11 (c)	1,083,941
2,268,135	B	Series 2000-2, Class B, 7.811% due 10/1/09 (c)	2,592,762
		Series 2001-1:
460,000	B+	Class B, 6.932% due 9/1/11 (c)	524,687
1,045,000	CCC-	Class C, 6.831% due 9/1/08 (c)	1,160,603
		Total Airlines	7,618,895
Auto Components — 1.2%
1,820,000	CCC+	Keystone Automotive Operations Inc., Senior Subordinated Notes,
		9.750% due 11/1/13	1,779,050
290,000	BB-	TRW Automotive Inc., 7.250% due 3/15/17 (a)	285,650
		Visteon Corp., Senior Notes:
4,170,000	CCC+	8.250% due 8/1/10	4,274,250
280,000	CCC+	7.000% due 3/10/14	246,400
		Total Auto Components	6,585,350
Automobiles — 2.6%
		Ford Motor Co.:
		Debentures:
575,000	CCC+	8.875% due 1/15/22	520,375
860,000	CCC+	8.900% due 1/15/32	756,800
6,835,000	CCC+	Notes, 7.450% due 7/16/31	5,322,756

See Notes to Financial Statements.

2              Westerrn Asset High Income Opportunity Fund Inc. 2007 Semi Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Automobiles — 2.6% (continued)
		General Motors Corp.:
$1,330,000	B-	Notes, 7.200% due 1/15/11	$1,266,825
		Senior Debentures:
1,350,000	B-	8.250% due 7/15/23	1,221,750
3,600,000	B-	8.375% due 7/15/33	3,249,000
2,125,000	B-	Senior Notes, 7.125% due 7/15/13	1,992,188
		Total Automobiles	14,329,694
Building Products — 1.2%
		Associated Materials Inc.:
1,805,000	CCC	Senior Discount Notes, step bond to yield 10.016% due 3/1/14	1,277,037
225,000	CCC	Senior Subordinated Notes, 9.750% due 4/15/12	235,125
1,125,000	CCC+	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	1,099,688
5,360,000	CCC+	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.443% due 3/1/14	3,912,800
		Total Building Products	6,524,650
Capital Markets — 0.7%
1,690,000	B	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes,
		9.625% due 6/15/14	1,928,155
		E*TRADE Financial Corp., Senior Notes:
855,000	BB-	7.375% due 9/15/13	897,750
875,000	BB-	7.875% due 12/1/15	948,281
		Total Capital Markets	3,774,186
Chemicals — 2.6%
365,000	BB+	Chemtura Corp., Senior Notes, 6.875% due 6/1/16	354,963
2,400,000	BB-	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	2,544,000
2,700,000	B+	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (a)	2,605,500
800,000	B	Huntsman International LLC, Senior Subordinated Notes,
		7.875% due 11/13/14 (a)	831,000
		Lyondell Chemical Co.:
		Senior Notes:
725,000	B+	8.000% due 9/15/14	763,062
595,000	B+	8.250% due 9/15/16	639,625
		Senior Secured Notes:
1,615,000	BB	11.125% due 7/15/12	1,736,125
130,000	BB	10.500% due 6/1/13	143,000
700,000	BBB-	Methanex Corp., Senior Notes, 8.750% due 8/15/12	780,500
200,000	B-	Momentive Performance Materials Inc., Senior Notes,
		9.750% due 12/1/14 (a)	206,000
2,870,000	B-	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)	2,884,350
650,000	BB+	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16	637,000
		Total Chemicals	14,125,125

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	3

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Commercial Banks — 0.4%
$500,000	B+	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)	$489,375
1,530,000	BB	TuranAlem Finance BV, 8.250% due 1/22/37 (a)	1,541,475
		Total Commercial Banks	2,030,850
Commercial Services & Supplies — 2.5%
2,250,000	CCC+	Allied Security Escrow Corp., Senior Subordinated Notes,
		11.375% due 7/15/11	2,306,250
2,580,000	BB-	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	2,599,350
		Aramark Corp., Senior Notes:
1,380,000	B-	8.500% due 2/1/15 (a)	1,442,100
330,000	B-	8.860% due 2/1/15 (a)(d)	340,725
525,000	B	Ashtead Holdings PLC, Secured Notes, 8.625% due 8/1/15 (a)	551,250
2,340,000	B	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated
		Notes, Series B, 9.500% due 2/15/13	2,503,800
2,150,000	B	Interface Inc., Senior Notes, 10.375% due 2/1/10	2,381,125
1,545,000	B-	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (a)	1,653,150
		Total Commercial Services & Supplies	13,777,750
Communications Equipment — 0.5%
3,140,000	B+	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	2,849,550
Consumer Finance — 4.4%
		Ford Motor Credit Co.:
		Notes:
925,000	B	7.875% due 6/15/10	929,087
2,535,000	B	9.810% due 4/15/12 (d)	2,690,801
1,140,000	B	7.000% due 10/1/13	1,061,072
		Senior Notes:
1,037,000	B	10.605% due 6/15/11 (a)(d)	1,116,173
2,245,000	B	9.875% due 8/10/11	2,379,559
1,190,000	B	8.110% due 1/13/12 (d)	1,164,618
1,140,000	B	8.000% due 12/15/16	1,098,765
		General Motors Acceptance Corp.:
8,500,000	BB+	Bonds, 8.000% due 11/1/31	9,138,614
4,660,000	BB+	Notes, 6.875% due 8/28/12	4,646,383
		Total Consumer Finance	24,225,072
Containers & Packaging — 1.9%
1,265,000	CCC+	Graham Packaging Co. Inc., Senior Subordinated Notes,
		9.875% due 10/15/14	1,296,625
2,745,000	B-	Graphic Packaging International Corp., Senior Subordinated Notes,
		9.500% due 8/15/13	2,933,719
689,000	B-	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	735,507
		Owens-Brockway Glass Container Inc.:
115,000	B	Senior Notes, 6.750% due 12/1/14	114,425
2,479,000	BB-	Senior Secured Notes, 8.875% due 2/15/09	2,540,975
955,000	B	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)	1,017,075

See Notes to Financial Statements.

4              Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Containers & Packaging — 1.9% (continued)
$725,000	NR	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (c)	$6,344
1,550,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (a)	1,601,804
		Total Containers & Packaging	10,246,474
Diversified Consumer Services — 0.7%
		Education Management LLC/Education Management Corp.:
1,165,000	CCC+	Senior Notes, 8.750% due 6/1/14	1,231,987
60,000	CCC+	Senior Subordinated Notes, 10.250% due 6/1/16	65,400
		Service Corp. International:
1,225,000	BB-	Debentures, 7.875% due 2/1/13	1,274,000
1,115,000	BB-	Senior Notes, 6.500% due 3/15/08	1,126,150
		Total Diversified Consumer Services	3,697,537
Diversified Financial Services — 2.9%
810,000	B-	Ameripath Intermediate Holdings Inc., Senior Unsecured Notes,
		10.650% due 2/15/14 (a)(d)	814,050
1,755,000	B-	Basell AF SCA, Senior Secured Subordinated Second Priority Notes,
		8.375% due 8/15/15 (a)	1,838,363
1,250,000	CCC+	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)	1,262,500
1,560,000	B+	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (a)	1,612,650
2,891,000	NR	JPMorgan Chase London, zero coupon bond to yield 9.312% due 11/8/07 (a)	2,735,059
500,000	CCC	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	487,500
1,310,000	B-	PGS Solutions Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (a)	1,327,202
540,000	B-	PNA Intermediate Holding Corp., Senior Notes, 12.360% due 2/15/13 (a)(d)	556,200
1,305,000	B-	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	1,337,625
579,000	B-	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	610,845
2,710,000	B-	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	2,977,612
		Total Diversified Financial Services	15,559,606
Diversified Telecommunication Services — 8.2%
2,455,000	B-	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15	2,448,862
385,000	BB-	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	354,200
		Citizens Communications Co.:
150,000	BB+	7.125% due 3/15/19 (a)	149,250
2,185,000	BB+	Senior Notes, 7.875% due 1/15/27 (a)	2,245,088
1,555,000	NR	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (c)(d)(e)(f)	0
2,890,000	CCC-	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B,
		12.500% due 5/1/15	3,179,000
		Intelsat Bermuda Ltd., Senior Notes:
785,000	B	8.872% due 1/15/15 (a)(d)	804,625
2,035,000	B+	9.250% due 6/15/16 (a)	2,263,938
3,745,000	B	11.250% due 6/15/16 (a)	4,269,300
		Level 3 Financing Inc., Senior Notes:
660,000	CCC+	9.250% due 11/1/14 (a)	681,450
420,000	CCC+	9.150% due 2/15/15 (a)(d)	425,250
1,200,000	B	Nordic Telephone Co. Holdings, Senior Secured Notes,
		8.875% due 5/1/16 (a)	1,290,000

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	5

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Diversified Telecommunication Services — 8.2% (continued)
		NTL Cable PLC, Senior Notes:
$620,000	B-	8.750% due 4/15/14	$647,900
1,822,000	B-	9.125% due 8/15/16	1,931,320
720,000	B	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	783,000
		Qwest Communications International Inc., Senior Notes:
205,000	B+	7.500% due 2/15/14	212,175
590,000	B+	Series B, 7.500% due 2/15/14	610,650
		Qwest Corp.:
4,640,000	BB+	Notes, 8.875% due 3/15/12	5,150,400
2,945,000	BB+	Senior Notes, 7.500% due 10/1/14	3,121,700
2,100,000	A	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27	2,150,856
4,245,000	CCC+	Telcordia Technologies Inc., Senior Subordinated Notes,
		10.000% due 3/15/13 (a)	3,990,300
4,195,000	B-	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (a)	4,824,250
2,990,000	BB-	Windstream Corp., Senior Notes, 8.625% due 8/1/16	3,285,262
		Total Diversified Telecommunication Services	44,818,776
Electric Utilities — 0.7%
		Midwest Generation LLC:
705,406	BB-	Pass-Through Certificates, Series B, 8.560% due 1/2/16	771,979
130,000	B+	Secured Notes, 8.750% due 5/1/34	141,700
2,350,000	B-	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	2,726,000
		Total Electric Utilities	3,639,679
Electrical Equipment — 0.1%
620,000	BB-	Belden CDT Inc., Senior Subordinated Notes, 7.000% due 3/15/17 (a)	635,514
Electronic Equipment & Instruments (a) — 0.3%
		NXP BV/NXP Funding LLC:
575,000	B+	Senior Notes, 9.500% due 10/15/15	596,563
1,240,000	BB+	Senior Secured Bond, 7.875% due 10/15/14	1,286,500
		Total Electronic Equipment & Instruments	1,883,063
Energy Equipment & Services — 2.6%
2,305,000	B+	ANR Pipeline Co., Debentures, 9.625% due 11/1/21	3,134,263
1,900,000	B	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)	1,957,000
573,000	B	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	587,325
940,000	CCC+	Geokinetics Inc., Senior Secured Notes, 11.855% due 12/15/12 (a)(d)	972,900
740,000	B	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	754,800
1,725,000	B	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	1,875,937
625,000	BB-	Pride International Inc., Senior Notes, 7.375% due 7/15/14	643,750
60,000	B+	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	71,570
3,270,000	B+	Tennessee Gas Pipeline Co., Bonds, 8.375% due 6/15/32	4,045,140
		Total Energy Equipment & Services	14,042,685
Food & Staples Retailing — 0.4%
1,630,000	BB+	Delhaize America Inc., Debentures, 9.000% due 4/15/31	1,966,629

See Notes to Financial Statements.

6              Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Food Products — 0.5%
		Dole Food Co. Inc., Senior Notes:
$2,025,000	B-	7.250% due 6/15/10	$1,944,000
575,000	B-	8.875% due 3/15/11	570,688
		Total Food Products	2,514,688
Gas Utilities — 0.5%
2,890,000	B-	Suburban Propane Partners LP/Suburban Energy Finance Corp.,
		Senior Notes, 6.875% due 12/15/13	2,861,100
Health Care Equipment & Supplies — 0.1%
670,000	B	Advanced Medical Optics Inc., Senior Subordinated Notes,
		7.500% due 5/1/17 (a)	678,375
Health Care Providers & Services — 5.2%
2,400,000	B-	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	2,580,000
1,350,000	B	Community Health Systems Inc., Senior Subordinated Notes,
		6.500% due 12/15/12	1,397,250
		DaVita Inc.:
		Senior Notes:
1,340,000	B	6.625% due 3/15/13	1,346,700
315,000	B	6.625% due 3/15/13 (a)	316,575
1,640,000	B	Senior Subordinated Notes, 7.250% due 3/15/15	1,666,650
		HCA Inc.:
4,445,000	B-	Debentures, 7.500% due 11/15/95	3,567,597
		Notes:
1,150,000	B-	6.375% due 1/15/15	984,688
970,000	B-	7.690% due 6/15/25	841,028
		Senior Notes:
40,000	B-	6.300% due 10/1/12	37,500
40,000	B-	6.500% due 2/15/16	34,250
		Senior Secured Notes:
1,640,000	BB-	9.250% due 11/15/16 (a)	1,773,250
1,500,000	BB-	9.625% due 11/15/16 (a)(b)	1,623,750
2,675,000	B-	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes,
		8.750% due 6/15/14	2,782,000
		Tenet Healthcare Corp., Senior Notes:
4,250,000	CCC+	7.375% due 2/1/13	3,968,437
3,190,000	CCC+	9.875% due 7/1/14	3,237,850
1,305,000	B+	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	1,368,619
595,000	B-	US Oncology Inc., Senior Notes, 9.797% due 3/15/12 (a)(b)(d)	603,925
		Total Health Care Providers & Services	28,130,069
Hotels, Restaurants & Leisure — 4.4%
30,000	CCC	Buffets Inc., 12.500% due 11/1/14	31,350
1,325,000	B+	Caesars Entertainment Inc., Senior Subordinated Notes, 8.875% due 9/15/08	1,384,625
1,450,000	B-	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	1,486,250
2,625,000	B-	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	2,546,250

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	7

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Hotels, Restaurants & Leisure — 4.4% (continued)
$2,515,000	B-	Inn of the Mountain Gods Resort & Casino, Senior Notes,
		12.000% due 11/15/10	$2,747,637
		Isle of Capri Casinos Inc., Senior Subordinated Notes:
150,000	B	9.000% due 3/15/12	157,125
555,000	B	7.000% due 3/1/14	546,675
2,150,000	B	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	2,064,000
700,000	B+	Mandalay Resort Group, Senior Subordinated, Debentures,
		7.625% due 7/15/13	700,000
		MGM MIRAGE Inc., Senior Notes:
1,130,000	BB	6.750% due 9/1/12	1,128,587
2,330,000	BB	7.625% due 1/15/17	2,370,775
1,400,000	B	Mohegan Tribal Gaming Authority, Senior Subordinated Notes,
		6.875% due 2/15/15	1,403,500
520,000	B-	Pinnacle Entertainment Inc., Senior Subordinated Notes,
		8.250% due 3/15/12	538,200
2,290,000	B	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)	2,536,175
220,000	B+	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	235,400
555,000	CCC	Sbarro Inc., Senior Notes, 10.375% due 2/1/15 (a)	579,975
		Snoqualmie Entertainment Authority:
430,000	B	Notes, 9.125% due 2/1/15 (a)	445,588
545,000	B	Senior Notes, 9.150% due 2/1/14 (a)(d)	557,262
		Station Casinos Inc.:
		Senior Notes:
80,000	B+	6.000% due 4/1/12	77,900
2,275,000	B+	7.750% due 8/15/16	2,346,094
		Senior Subordinated Notes:
135,000	B	6.875% due 3/1/16	124,369
165,000	B	6.625% due 3/15/18	147,675
		Total Hotels, Restaurants & Leisure	24,155,412
Household Durables — 2.4%
200,000	BB+	American Greetings Corp., Senior Notes, 7.375% due 6/1/16	207,250
405,000	BB	Beazer Homes USA Inc., Senior Notes, 8.125% due 6/15/16	382,725
1,140,000	BBB-	D.R. Horton Inc., Senior Notes, 8.000% due 2/1/09	1,182,807
1,950,000	B-	Jarden Corp., Senior Subordinated Notes, 7.500% due 5/1/17	1,979,250
		K Hovnanian Enterprises Inc., Senior Notes:
2,440,000	BB	7.500% due 5/15/16	2,287,500
1,200,000	BB	8.625% due 1/15/17	1,164,000
1,600,000	B-	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes,
		9.000% due 11/1/11	1,656,000
2,210,000	B-	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step
		bond to yield 10.128% due 9/1/12	2,000,050
2,225,000	B	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	2,352,937
		Total Household Durables	13,212,519

See Notes to Financial Statements.

8              Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Household Products — 0.4%
$1,000,000	CCC	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (a)	$1,085,000
1,235,000	B-	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13	1,293,663
		Total Household Products	2,378,663
Independent Power Producers & Energy Traders — 3.7%
1,055,000	NR	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	1,053,994
		AES Corp.:
		Senior Notes:
3,855,000	B	9.500% due 6/1/09	4,124,850
820,000	B	8.875% due 2/15/11	885,600
40,000	B	7.750% due 3/1/14	42,200
470,000	BB-	Senior Secured Notes, 9.000% due 5/15/15 (a)	504,662
2,090,000	B-	Dynegy Holdings Inc., Senior Debentures, 7.625% due 10/15/26	2,037,750
		Edison Mission Energy, Senior Notes:
270,000	BB-	7.730% due 6/15/09	280,800
295,000	BB-	7.500% due 6/15/13	306,062
1,670,000	BB-	7.750% due 6/15/16	1,749,325
1,920,000	B-	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	1,977,600
		NRG Energy Inc., Senior Notes:
950,000	B-	7.250% due 2/1/14	976,125
5,160,000	B-	7.375% due 2/1/16	5,314,800
165,000	B-	7.375% due 1/15/17	169,744
		TXU Corp., Senior Notes:
520,000	BB+	Series Q, 6.500% due 11/15/24	440,868
130,000	BB+	Series R, 6.550% due 11/15/34	109,512
		Total Independent Power Producers & Energy Traders	19,973,892
Insurance — 0.6%
3,095,000	BB	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	3,358,075
Internet & Catalog Retail — 0.2%
1,215,000	B-	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	1,230,188
IT Services — 0.7%
		SunGard Data Systems Inc.:
775,000	B-	Senior Notes, 9.125% due 8/15/13	835,063
2,810,000	B-	Senior Subordinated Notes, 10.250% due 8/15/15	3,080,462
		Total IT Services	3,915,525
Leisure Equipment & Products — 0.4%
2,090,000	B	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	2,001,175
Machinery — 0.7%
730,000	BB-	American Railcar Industries Inc., Senior Unsecured Notes,
		7.500% due 3/1/14 (a)	753,725
1,190,000	B	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	1,291,150

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	9

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Machinery — 0.7% (continued)
$1,885,000	B	Mueller Holdings Inc., Senior Discount Notes, step bond to yield
		13.404% due 4/15/14	$1,724,775
		Total Machinery	3,769,650
Media — 10.4%
		Affinion Group Inc.:
2,595,000	B-	Senior Notes, 10.125% due 10/15/13	2,841,525
750,000	B-	Senior Subordinated Notes, 11.500% due 10/15/15	828,750
2,940,000	CCC+	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	3,362,625
4,220,000	CCC-	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes,
		11.750% due 5/15/14	4,061,750
2,950,000	CCC-	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	3,075,375
2,570,000	CCC-	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 9/15/10	2,724,200
540,000	CCC-	Charter Communications Holdings LLC, Senior Discount Notes,
		12.125% due 1/15/12	548,100
		Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes:
170,000	CCC-	9.920% due 4/1/11	170,213
850,000	CCC-	11.750% due 5/15/11	859,562
1,690,000	CCC	CMP Susquehanna Corp., Senior Subordinated Notes,
		9.875% due 5/15/14 (a)	1,740,700
		CSC Holdings Inc.:
		Senior Debentures:
225,000	B+	7.625% due 7/15/18	228,375
80,000	B+	Series B, 8.125% due 8/15/09	83,200
		Senior Notes:
1,025,000	B+	7.875% due 12/15/07	1,039,094
760,000	B+	6.750% due 4/15/12 (a)	758,100
		Series B:
1,320,000	B+	8.125% due 7/15/09	1,372,800
840,000	B+	7.625% due 4/1/11	865,200
683,000	B	Dex Media East LLC/Dex Media East Finance Co., Senior Notes, Series B,
		12.125% due 11/15/12	748,739
1,416,000	B	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes,
		Series B, 9.875% due 8/15/13	1,552,290
		EchoStar DBS Corp., Senior Notes:
3,150,000	BB-	6.625% due 10/1/14	3,177,562
2,950,000	BB-	7.125% due 2/1/16	3,060,625
2,575,000	BBB+	Historic TW Inc., Senior Notes, 6.625% due 5/15/29	2,613,458
2,630,000	CCC+	Insight Communications Co. Inc., Senior Discount Notes,
		12.250% due 2/15/11	2,754,925
465,000	CCC-	ION Media Networks Inc., Senior Secured Notes,
		11.610% due 1/15/13 (a)(d)	487,088
1,100,000	B	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	1,078,000
100,000	B-	LIN Television Corp., Series B, 6.500% due 5/15/13	98,375
2,040,000	B-	LodgeNet Entertainment Corp., Senior Subordinated Notes,
		9.500% due 6/15/13	2,229,281

See Notes to Financial Statements.

10	Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Media — 10.4% (continued)
$1,635,000	B	Primedia Inc., Senior Notes, 8.875% due 5/15/11	$1,688,137
1,060,000	B	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16	1,094,450
		R.H. Donnelley Corp.:
		Senior Discount Notes:
525,000	B	Series A-1, 6.875% due 1/15/13	513,187
950,000	B	Series A-2, 6.875% due 1/15/13	928,625
2,675,000	B	Senior Notes, Series A-3, 8.875% due 1/15/16	2,855,562
500,000	B	R.H. Donnelley Finance Corp. I, Senior Subordinated Notes,
		10.875% due 12/15/12 (a)	542,500
1,235,000	B-	Radio One Inc., Senior Subordinated Notes, Series B, 8.875% due 7/1/11	1,279,769
		Rainbow National Services LLC:
2,540,000	B+	Senior Notes, 8.750% due 9/1/12 (a)	2,714,625
450,000	B+	Senior Subordinated Debentures, 10.375% due 9/1/14 (a)	505,688
1,935,000	BB+	Rogers Cable Inc., Senior Secured Second Priority Notes, 6.750% due 3/15/15	2,012,400
		Total Media	56,494,855
Metals & Mining — 2.8%
175,000	B+	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	196,000
7,435,000	BB	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	8,057,681
200,000	CCC+	Metals USA Holdings Corp., Senior Notes, 11.365% due 1/15/12 (a)(b)(d)	197,000
3,720,000	B-	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	4,147,800
1,400,000	B	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,487,500
1,305,000	B-	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (a)	1,363,725
		Total Metals & Mining	15,449,706
Multiline Retail — 0.7%
		Neiman Marcus Group Inc.:
910,000	B-	Senior Notes, 9.000% due 10/15/15 (b)	1,001,000
2,285,000	B-	Senior Subordinated Notes, 10.375% due 10/15/15	2,559,200
		Total Multiline Retail	3,560,200
Office Electronics — 0.0%
130,000	BB+	Xerox Corp., Senior Notes, 6.750% due 2/1/17	136,684
Oil, Gas & Consumable Fuels — 8.6%
2,652,000	CCC+	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	2,724,930
		Chesapeake Energy Corp., Senior Notes:
3,265,000	BB	6.625% due 1/15/16	3,305,812
700,000	BB	6.500% due 8/15/17	694,750
1,600,000	BB	6.250% due 1/15/18	1,588,000
570,000	B+	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	589,950
		El Paso Corp., Medium-Term Notes:
690,000	B	7.800% due 8/1/31	765,900
6,275,000	B	7.750% due 1/15/32	6,965,250
1,310,000	BB	Enterprise Products Operating LP, Junior Subordinated Notes,
		8.375% due 8/1/66 (d)	1,435,870
2,935,000	B-	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,957,013
1,905,000	CCC+	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	1,924,050

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	11

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Oil, Gas & Consumable Fuels — 8.6% (continued)
$940,000	B-	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	$928,250
735,000	BB	OMI Corp., Senior Notes, 7.625% due 12/1/13	749,700
1,110,000	BB	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)	1,159,950
1,115,000	B-	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	1,193,050
		Pogo Producing Co., Senior Subordinated Notes:
60,000	B+	7.875% due 5/1/13	60,750
2,040,000	B+	6.875% due 10/1/17	1,999,200
520,000	B+	Series B, 8.250% due 4/15/11	529,750
2,905,000	B1 (g)	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)	2,963,100
100,000	BB-	SESI LLC, Senior Notes, 6.875% due 6/1/14	99,750
1,905,000	B-	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	1,907,381
700,000	B	Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12	736,750
1,210,000	A-	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	1,261,320
1,125,000	B	Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	1,102,500
		Williams Cos. Inc.:
		Notes:
2,580,000	BB-	7.875% due 9/1/21	2,850,900
3,780,000	BB-	8.750% due 3/15/32	4,375,350
1,825,000	BB-	Senior Notes, 7.625% due 7/15/19	1,993,813
		Total Oil, Gas & Consumable Fuels	46,863,039
Paper & Forest Products — 1.6%
2,650,000	B	Appleton Papers Inc., Senior Subordinated Notes, Series B,
		9.750% due 6/15/14	2,749,375
		NewPage Corp.:
		Senior Secured Notes:
140,000	B-	10.000% due 5/1/12	153,825
1,670,000	B-	11.610% due 5/1/12 (d)	1,834,913
1,785,000	CCC+	Senior Subordinated Notes, 12.000% due 5/1/13	1,945,650
		Verso Paper Holdings LLC:
50,000	B	Senior Secured Notes, 9.125% due 8/1/14 (a)	52,250
1,745,000	CCC+	Senior Subordinated Notes, 11.375% due 8/1/16 (a)	1,836,612
		Total Paper & Forest Products	8,572,625
Pharmaceuticals — 0.4%
2,060,000	CCC	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	2,060,000
Real Estate Investment Trusts (REITs) — 0.8%
75,000	BB-	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	76,688
1,300,000	BB	Host Marriott LP, Senior Notes, Series O, 6.375% due 3/15/15	1,296,750
870,000	B	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	839,550
		Ventas Realty LP/Ventas Capital Corp., Senior Notes:
285,000	BB+	7.125% due 6/1/15	299,962
610,000	BB+	6.500% due 6/1/16	627,537
1,120,000	BB+	6.750% due 4/1/17	1,164,800
		Total Real Estate Investment Trusts (REITs)	4,305,287

See Notes to Financial Statements.

12	Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Real Estate Management & Development — 0.2%
$1,270,000	B-	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	$1,216,025
Road & Rail — 1.8%
		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
2,570,000	B-	9.375% due 5/1/12	2,775,600
70,000	B-	12.500% due 6/15/12	75,390
725,000	B	Hertz Corp., Senior Notes, 8.875% due 1/1/14	784,812
4,870,000	B	Hertz Corp., 10.500% due 1/1/16	5,576,150
470,000	B-	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (a)	476,463
370,000	B-	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	380,175
		Total Road & Rail	10,068,590
Semiconductors & Semiconductor Equipment — 0.4%
1,920,000	B	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (a)	1,932,000
Software — 0.3%
1,390,000	CCC+	Activant Solutions Inc., 9.500% due 5/1/16	1,376,100
Specialty Retail — 0.6%
		AutoNation Inc., Senior Notes:
660,000	BB+	7.360% due 4/15/13 (d)	669,900
345,000	BB+	7.000% due 4/15/14	350,175
1,200,000	CCC	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	1,218,000
365,000	CCC+	Eye Care Centers of America, Senior Subordinated Notes,
		10.750% due 2/15/15	406,063
705,000	B	Linens ‘n Things Inc., Senior Secured Notes, 10.985% due 1/15/14 (d)	659,175
		Total Specialty Retail	3,303,313
Textiles, Apparel & Luxury Goods — 1.2%
		Levi Strauss & Co., Senior Notes:
1,680,000	B-	9.750% due 1/15/15	1,852,200
1,680,000	B-	8.875% due 4/1/16	1,806,000
3,350,000	CCC+	Simmons Co., Senior Discount Notes, step bond to yield 10.002% due 12/15/14	2,772,125
		Total Textiles, Apparel & Luxury Goods	6,430,325
Thrifts & Mortgage Finance — 1.1%
5,500,000	CCC-	Ocwen Capital Trust I, Capital Securities, 10.875% due 8/1/27	5,802,500
Tobacco — 0.3%
		Alliance One International Inc.:
250,000	B	8.500% due 5/15/12 (a)	253,272
1,130,000	B-	Senior Notes, 11.000% due 5/15/12	1,248,650
		Total Tobacco	1,501,922

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	13

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Trading Companies & Distributors — 1.0%
$1,140,000	B	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)	$1,219,800
965,000	B+	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	1,030,137
2,205,000	CCC+	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)	2,392,425
970,000	B-	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	1,006,375
		Total Trading Companies & Distributors	5,648,737
Wireless Telecommunication Services — 3.0%
620,000	BB-	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	660,300
2,040,000	B	Rural Cellular Corp., Secured Notes, 8.250% due 3/15/12	2,142,000
		Sprint Capital Corp.:
5,550,000	BBB	Notes, 8.750% due 3/15/32	6,564,573
3,250,000	BBB	Senior Notes, 6.875% due 11/15/28	3,245,678
3,700,000	B	True Move Co., Ltd., 10.750% due 12/16/13 (a)	3,783,250
		Total Wireless Telecommunication Services	16,395,801
		TOTAL CORPORATE BONDS & NOTES (Cost — $478,238,655)	501,217,962

ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
9,956,016	D	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (c)(e)(f) (Cost — $11,102,032)	0
CONVERTIBLE BOND & NOTE — 0.1%
Diversified Financial Services — 0.1%
570,000	CCC+	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $570,000)	631,275
LOAN PARTICIPATIONS — 2.0%
United States — 2.0%
1,000,000		Penhall International Corp., Term Loan, 12.824% due 4/1/12	985,000
4,500,000		Sandridge Energy, Term Loan, 8.975% due 4/1/15 (d)	4,578,750
5,500,000		UPC Broadband Holding B.V. Term Loan, 7.640% due 3/15/13 (Toronto Dominion) (h)	5,524,065
		TOTAL LOAN PARTICIPATIONS (Cost — $10,980,000)	11,087,815

SOVEREIGN BONDS — 1.5%
Brazil — 0.5%
		Federative Republic of Brazil:
1,480,000	BB	11.000% due 8/17/40	1,996,150
640,000	BB	Collective Action Securities, Notes, 8.000% due 1/15/18	723,200
		Total Brazil	2,719,350
Russia — 1.0%
4,690,000	BBB+	Russian Federation, 5.000% due 3/31/30 (a)(d)	5,326,081
		TOTAL SOVEREIGN BONDS (Cost — $7,729,556)	8,045,431

See Notes to Financial Statements.

14	Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Shares	Security	Value
COMMON STOCKS (e)(f) — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
4,660,992	Home Interiors & Gifts Inc. *	$46,610
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
73,499	Aurora Foods Inc. *	0
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
10,722	Outsourcing Solutions Inc. *	45,568
MATERIALS — 0.0%
Chemicals — 0.0%
1	Pliant Corp.	0
TELECOMMUNICATION SERVICES — 0.0%
Diversified Telecommunication Services — 0.0%
3,736	McLeodUSA Inc., Class A Shares *	0
20,125	Pagemart Wireless (a)	202
	TOTAL TELECOMMUNICATION SERVICES	202
	TOTAL COMMON STOCKS (Cost — $7,161,123)	92,380

CONVERTIBLE PREFERRED STOCKS — 0.2%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
3,111	Chesapeake Energy Corp., Convertible, 6.250% (Cost — $781,633)	820,526

PREFERRED STOCKS — 0.5%
CONSUMER DISCRETIONARY — 0.5%
Automobiles — 0.3%
	Ford Motor Co.:
22,300	7.400%	398,724
17,100	8.000%	326,268
1,600	Series F, 7.550%	28,848
	General Motors Corp.
900	7.250%	17,532
	Senior Notes:
10,100	7.250%	196,142
2,200	7.375%	43,142
400	7.375%	7,988
31,700	7.500%	635,902
	Total Automobiles	1,654,546
Media — 0.2%
135	ION Media Networks Inc., 13.250% (b)	1,053,000
	TOTAL CONSUMER DISCRETIONARY	2,707,546

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	15

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Shares	Security	Value
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
3,400	Preferred Plus, Series FRD-1, 7.400%	$60,860
8,400	Saturns, Series F 2003-5, 8.125%	164,220
	TOTAL FINANCIALS	225,080

	TOTAL PREFERRED STOCKS (Cost — $2,651,237)	2,932,626

Warrants
WARRANTS (e)(f) — 0.0%
1,705	Cybernet Internet Services International Inc., Expires 7/1/09 (a)*	0
1,555	GT Group Telecom Inc., Class B Shares, Expires 2/1/10 (a)*	0
1,185	IWO Holdings Inc., Expires 1/15/11 (a)*	0
1,000	Jazztel PLC, Expires 7/15/10 (a)*	0
1,765	Merrill Corp., Class B Shares, Expires 5/1/09 (a)*	0
3,510	Viasystems Group Inc., Expires 1/12/10*	0
	TOTAL WARRANTS (Cost — $623,616)	0

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $519,837,852)	524,828,015

Face Amount
SHORT-TERM INVESTMENT — 2.1%
Repurchase Agreement — 2.1%
$11,437,000	Nomura Securities International Inc. repurchase agreement dated 3/30/07, 5.300% due 4/2/07; Proceeds at maturity — $11,442,051; (Fully collateralized by various U.S government agency obligations, 5.250% to 6.875% due 9/15/10 to 4/18/16; Market value — $11,606,252) (Cost — $11,437,000)	11,437,000

	TOTAL INVESTMENTS — 98.5% (Cost — $531,274,852#)	536,265,015
	Other Assets in Excess of Liabilities — 1.5%	8,176,508
	TOTAL NET ASSETS — 100.0%	$544,441,523

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is currently in default.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2007.
(e)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(f)	Illiquid security.
(g)	Rating by Moody’s Investors Service.
(h)	Participation interest was acquired through the financial institution indicated parenthetically.
#	Aggregate cost for federal income tax purposes is substantially the same.

See page 17 for definition of ratings.

See Notes to Financial Statements.

16	Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	17

Statement of Assets and Liabilities (March 31, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $531,274,852)	$536,265,015
Cash	32
Interest receivable	10,513,473
Receivable for securities sold	2,172,573
Other Receivables	289,606
Prepaid expenses	65,864
Total Assets	549,306,563
LIABILITIES:
Payable for securities purchased	4,251,323
Investment management fee payable	370,880
Deferred compensation payable	22,976
Directors’ fees payable	20,635
Accrued expenses	199,226
Total Liabilities	4,865,040
Total Net Assets	$544,441,523

NET ASSETS:
Par value ($0.001 par value; 73,927,179 shares issued and outstanding; 500,000,000 shares authorized)	$73,927
Paid-in capital in excess of par value	840,585,911
Undistributed net investment income	835,644
Accumulated net realized loss on investments	(302,044,122)
Net unrealized appreciation on investments	4,990,163
Total Net Assets	$544,441,523

Shares Outstanding	73,927,179
Net Asset Value	$7.36

See Notes to Financial Statements.

18	Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended March 31, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$ 22,067,785
Dividends	133,992
Total Investment Income	22,201,777
EXPENSES:
Investment management fee (Note 2)	2,151,926
Directors’ fees	23,192
Stock exchange listing fees	21,159
Legal fees	20,241
Transfer agent fees	19,745
Audit and tax	15,966
Shareholder reports	7,150
Insurance	6,330
Custody fees	2,541
Miscellaneous expenses	5,600
Total Expenses	2,273,850
Less: Fee waivers and/or expense reimbursements (Note 2)	(9,215)
Net Expenses	2,264,635
Net Investment Income	19,937,142
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	8,010,227
Change in Net Unrealized Appreciation/Depreciation From Investments	11,111,520
Net Gain on Investments	19,121,747
Increase in Net Assets From Operations	$ 39,058,889

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	19

Statements of Changes in Net Assets

For the six months ended March 31, 2007 (unaudited)
and the year ended September 30, 2006

	2007	2006
OPERATIONS:
Net investment income	$ 19,937,142	$ 39,956,801
Net realized gain	8,010,227	13,277,404
Change in net unrealized appreciation/depreciation	11,111,520	(18,369,684)
Increase in Net Assets From Operations	39,058,889	34,864,521
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(21,017,497)	(37,259,298)
Decrease in Net Assets From Distributions to Shareholders	(21,017,497)	(37,259,298)
Increase (Decrease) in Net Assets	18,041,392	(2,394,777)
NET ASSETS:
Beginning of period	526,400,131	528,794,908
End of period*	$ 544,441,523	$ 526,400,131

* Includes undistributed net investment income of:	$ 835,644	$ 1,915,999

See Notes to Financial Statements.

20	Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2007(1)(2)		2006(1)	2005(1)		2004(1)	2003(1)	2002
Net Asset Value, Beginning of Period	$7.12		$7.15	$7.28		$7.08	$6.10	$7.15
Income (Loss) From Operations:
Net investment income	0.27		0.54	0.52		0.56	0.63	0.66
Net realized and unrealized gain (loss)	0.25		(0.07)	(0.10)		0.24	1.03	(0.96)
Total Income (Loss) From Operations	0.52		0.47	0.42		0.80	1.66	(0.30)
Less Distributions From:
Net investment income	(0.28)		(0.50)	(0.55)		(0.57)	(0.61)	(0.67)
Return of capital	—		—	—		(0.03)	(0.07)	(0.08)
Total Distributions	(0.28)		(0.50)	(0.55)		(0.60)	(0.68)	(0.75)
Net Asset Value, End of Period	$7.36		$7.12	$7.15		$7.28	$7.08	$6.10
Market Price, End of Period	$6.87		$6.37	$6.29		$6.83	$7.09	$6.00
Total Return, Based on NAV(3)(4)	7.78%		7.98%	6.69	%(5)	12.05%	28.67%	(4.85)%
Total Return, Based on Market Price(4)	12.45%		9.82%	0.04%		4.97%	31.00%	(8.20)%
Net Assets, End of Period (millions)	$544		$526	$529		$538	$523	$442
Ratios to Average Net Assets:
Gross expenses	0.85	%(6)	0.90%	1.25%		1.26%	1.28%	1.23%
Net expenses	0.84	(6)(7)	0.90 (7)	1.25		1.26	1.28	1.23
Net investment income	7.41	(6)	7.62	7.07		7.73	9.46	10.04
Portfolio Turnover Rate	29%		65%	22%		31%	37%	77%

(1)  Per share amounts have been calculated using the average shares method.

(2)  For the six months ended March 31, 2007 (unaudited).

(3)  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(5)  The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

(6)  Annualized.

(7)  Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	21

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Western Asset High Income Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any

22            Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Effective October 9, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited provides certain advisory services for the Fund relating to currency transactions and investments in non-dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn,

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	23

Notes to Financial Statements (unaudited) (continued)

Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

For the six months ended March 31, 2007, LMPFA reimbursed the Fund for expenses amounting to $9,215.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Directors. The deferred fees earn a return based on notional investments selected by the Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Board of Directors voted to discontinue offering the Plan to its members effective January 1, 2006. This change will have no effect on fees previously deferred. As of March 31, 2007, the Fund had accrued $22,976 as deferred compensation payable.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$150,166,734
Sales	152,301,731

At March 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 28,751,917
Gross unrealized depreciation	(23,761,754)
Net unrealized appreciation	$ 4,990,163

At March 31, 2007, the Fund held loan participations with a total cost of $10,980,000 and a total market value of $11,087,815.

4. Capital Loss Carryforward

As of September 30, 2006, the Fund had, for federal income tax purposes, net capital loss carryforwards of $308,818,201, of which $33,484,593 expires in 2008, $69,256,717 expires in 2009, $141,417,884 expires in 2010, $62,116,725 expires in 2011 and $2,542,282 expires in 2012. These amounts will be available to offset any future taxable capital gains.

24            Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5. Dividends Subsequent to March 31, 2007

On March 23, 2007, the Fund’s Board declared two dividends, each in the amount of $0.0450 per share, payable on April 27, 2007 and May 25, 2007 to shareholders of record on April 20, 2007 and May 18, 2007, respectively.

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	25

Notes to Financial Statements (unaudited) (continued)

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

7. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model

26            Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report	27

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

Record Date	NYSE Closing Price	Net Asset Value(1)	Distribution Paid	Distribution Reinvestment Price

Fiscal Year 2006
October 25	$ 6.08	$ 7.08	$ 0.0420	$ 6.12
November 21	5.99	7.05	0.0420	6.10
December 27	6.04	7.08	0.0420	6.08
January 24	6.24	7.12	0.0420	6.25
February 21	6.23	7.13	0.0420	6.30
March 28	6.21	7.15	0.0420	6.26
April 25	6.12	7.14	0.0420	6.19
May 23	6.13	7.10	0.0420	6.20
June 27	5.98	6.95	0.0420	6.02
July 21	6.06	7.00	0.0420	6.18
August 18	6.26	7.04	0.0420	6.34
September 22	6.34	7.10	0.0420	6.39

Fiscal Year 2007
October 20	6.43	7.14	0.0440	6.47
November 17	6.49	7.24	0.0440	6.56
December 22	6.75	7.27	0.0643	6.84
January 19	6.85	7.34	0.0440	6.92
February 16	6.88	7.41	0.0440	6.96
March 23	6.87	7.37	0.0440	6.97

(1)As of record date.

28            Western Asset High Income Opportunity Fund Inc. 2007 Semi-Annual Report

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) AST will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for distributions, but in no event shall such purchases continue later than 30 days after the payment date for such distribution, or the record date for a succeeding distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of distributions will not relieve Plan participants of any income tax that may be payable on the distributions. Common stock

Western Asset High Income Opportunity Fund Inc.	29

Dividend Reinvestment Plan (unaudited) (continued)

in the account of each Plan participant will be held by AST in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting distributions under the Plan. AST’s fees for handling the reinvestment of distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the distributions. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market price, shares of its common stock in the open market.

30            Western Asset High Income Opportunity Fund Inc.

Western Asset High Income Opportunity Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners Fund
Daniel P. Cronin	Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken, CFA	SUBADVISERS
Chairman	Western Asset Management
William R. Hutchinson	Company
Riordan Roett	Western Asset Management
Company Limited

OFFICERS
R. Jay Gerken, CFA
President and	CUSTODIAN
Chief Executive Officer	State Street Bank and Trust
Company
Robert Brault
Chief Financial Officer
and Treasurer	TRANSFER AGENT
American Stock Transfer &
Ted P. Becker	Trust Company
Chief Compliance Officer	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and
Chief Legal Officer	INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
KPMG, LLP
345 Park Avenue
New York, New York 10154

This report is transmitted to the shareholders of Western Asset High Income Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Western Asset High Income Opportunity Fund Inc. WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC. 125 Broad Street 10th Floor, MF-2 New York, New York 10004

www.leggmason.com/InvestorServices

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

©2007 Legg Mason Investor Services, LLC Member NASD, SIPC WAS04035 3/07 SR07-323

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

Not Applicable

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable

ITEM 4.                  Principal Accountant Fees and Services

Not Applicable

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

 Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)      The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	June 8, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Opportunity Fund Inc.

Date:	June 8, 2007